                                  $100,000,000

                               HEXCEL CORPORATION

                    % Convertible Subordinated Notes Due 2003


                             UNDERWRITING AGREEMENT


                                                                    July  , 1996

CS FIRST BOSTON CORPORATION,
BEAR, STEARNS & CO. INC.
   c/o CS FIRST BOSTON CORPORATION
      Park Avenue Plaza,
         New York, NY 10055


Dear Sirs:

          1. INTRODUCTORY. Hexcel Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $100,000,000 principal amount (the "Firm
Securities") of its      % Convertible Subordinated Notes Due 2003 (the
"Securities") and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than $15,000,000 additional principal amount (the "Optional Securities") of Securities as set forth below,
all to be issued under an indenture, dated as of July   , 1996 (the
"Indenture"), between the Company and First Trust of California, National Association, as trustee (the "Trustee"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company hereby agrees with CS First Boston Corporation ("CS First Boston") and Bear, Stearns & Co. Inc. (collectively, the "Underwriters") as follows:

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with the Underwriters that:

          (a) A registration statement (No. 333-05821) relating to the Offered Securities and the shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") into which the Offered Securities are



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                                                                               2


     convertible (the "Underlying Shares"), including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933 (the "Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (i) one or more additional registration statements (each an "additional registration statement") relating to the Offered Securities and the Underlying Shares may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, each of which has become effective upon filing pursuant to such Rule, and the Offered Securities and such Underlying Shares have been duly registered under the Act pursuant to the initial registration statement and, if applicable, any additional registration statement or (ii) one or more additional registration statements are proposed to be filed with the Commission pursuant to Rule 462(b) and each will become effective upon filing pursuant to such rule, and upon such filing the Offered Securities and such Underlying Shares will have been duly registered under the Act pursuant to the initial registration statement and any additional registration statement. If the Company does not propose to amend the initial registration statement or if one or more additional registration statements have been filed and the Company does not propose to amend any of them, and if any post-effective amendment to any such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of an additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, an additional registration statement means (i) if the Company has advised the Underwriters that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement,



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                                                                               3


     was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Underwriters that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Underwriters that it proposes to do so, "Effective Time" with respect to each such additional registration statement means the date and time as of which each such additional registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or an additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in all additional registration statements (if any) and deemed to be a part of the initial registration statement as of the Effective Time of each additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". Each additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of such additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as an "Additional Registration Statement". The Initial Registration Statement and each Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material



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                                                                               4


     incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act;



          (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of each Additional Registration Statement (if any), each Registration Statement complied, or will comply in all material respects with the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of any Additional Registration Statement is prior to the execution and delivery of this Agreement, each such Additional Registration Statement complies, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of each Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will comply, in all material respects with the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein, (in the case of the Prospectus) in light of the circumstances under which they were made, not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will comply in all respects with the requirements of the Act and

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                                                                               5


     the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus made in reliance upon (i) written information furnished to the Company by any Underwriter specifically for use therein, it being understood and agreed that the only such information is that described as such in
     Section 7(b) of this Agreement or (ii) made or omitted from the Statement of Eligibility of the Trustee on Form T-1, other than any such untrue statement or omission made therein or omitted therefrom in reliance on information furnished in writing to the Trustee by the Company for use therein;



          (c) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries (as hereinafter defined), taken as a whole;


          (d) Each subsidiary of the Company within the meaning of Rule 1-02 of Regulation S-X under the Act is listed in Schedule A hereto (collectively, the "Subsidiaries"). Each Subsidiary has been duly incorporated and is a validly existing corporation in good standing (where applicable) under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing
     (where applicable) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole; all the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and

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                                                                             6


     is fully paid and nonassessable; and except as disclosed in Schedule A hereto, the outstanding capital stock of each Subsidiary is owned by the Company, directly or through subsidiaries, and is owned free from liens, encumbrances and defects except for those disclosed in a schedule to the Credit Agreement or as disclosed in the Registration Statement;



          (e) The Indenture has been duly authorized and, if the Effective Time of a Registration Statement is prior to the execution and delivery of this Agreement, has been or otherwise upon such Effective Time will be duly qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") with respect to the Offered Securities registered thereby; the Offered Securities have been duly authorized; and when the Offered Securities are authenticated and delivered by the Trustee in accordance with the terms of the Indenture and are delivered to and paid for by the Underwriters pursuant to this Agreement on each Closing Date (as defined below), such Offered Securities will be valid and binding obligations of the Company entitled to the benefit of the Indenture and enforceable against the Company in accordance with their respective terms except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and
     (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the Indenture will have been duly executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to creditors' rights generally and
     (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the Offered Securities will conform in all material respects thereof to the description contained in the Prospectus;

          (f) When the Offered Securities are delivered in accordance with the Indenture and paid for pursuant to

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                                                                               7



     this Agreement on each Closing Date, such Offered Securities will be convertible into the Underlying Shares in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares. Ciba-Geigy Limited ("Ciba"), however, has informed the Company that, by reason of the issuance of the Securities, it believes (which belief the Company disagrees with) it has certain rights to purchase securities similar to the Securities and additional Common Stock pursuant to Section 3.02 of the Governance Agreement dated as of February 29, 1996, between Ciba and the Company (the "Governance Agreement"), but has executed a waiver of such purported rights with respect to the issuance of the Securities and of additional Common Stock upon conversion of such Securities;

          (g) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment with respect to the issuance of the Offered Securities and of the additional Common Stock upon conversion of the Offered Securities contemplated hereby;

          (h) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the Registration Statement or in any other registration statement filed by the Company under the Act, except as provided in the Registration Rights Agreement dated as of February 29, 1996, between Ciba and the Company, the Registration


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     Rights Agreement dated as of February 9, 1995, between Mutual Series Fund
     Inc. and the Company, the agreement dated April 6, 1995 between John J. Lee, Mutual Series Fund Inc. and the Company and the Registration Rights Agreement for Affiliates dated as of February 9, 1995, among certain
     Eligible Holders, as defined      therein, and the Company;

          (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities or Blue Sky laws or regulations;

          (j) The execution, delivery and performance of the Indenture and this Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof, including the issuance and delivery of Underlying Shares upon conversion (if any) of the Offered Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (B) the charter or by-laws of the Company or any such Subsidiary, except, with respect to clause (A), such breach, violation or default which would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and to issue and deliver the Underlying Shares upon conversion (if any) of the Offered Securities;

          (k) This Agreement has been duly authorized, executed and delivered by the Company;


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                                                                             9



          (l) Except as disclosed in a schedule to the Credit Agreement or in the Prospectus, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or proposed to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with such exceptions as are not material to the Company and its Subsidiaries, taken as a whole and would not materially interfer with the use made or proposed to be made thereof by them;



          (m) The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business in the manner presently conducted by them, subject to such qualifications as may be set forth in the Prospectus or except where the failure to so possess would not, singularly or in the aggregate, have a material adverse effect on the Company or its Subsidiaries, taken as a whole and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole;

          (n) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its Subsidiaries taken as a whole;



          (o) The Company and its Subsidiaries own or possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them except where the failure to so own or possess would not, singularly or in the aggregate, have a material adverse effect on the



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                                                                              10


     Company and its Subsidiaries, taken as a whole and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole;



          (p) Except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any statute, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, operation, handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any on-site or off-site disposal or contamination pursuant to any environmental laws, or, to the knowledge of the Company, is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim;

          (q) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company or any of its Subsidiaries or, to the knowledge of the Company or its Subsidiaries, to which any of their respective properties are subject, or that are required to be described in the Registration Statement or the Prospectus but are not described as required that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties, prospects or results of operations of the Company and its Subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings

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                                                                              11



     are, to the Company's knowledge, threatened or contemplated;

          (r) The historical financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated Subsidiaries on the basis stated in any Registration Statement and the Prospectus as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved, except as disclosed therein; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the pro forma financial information, and the related notes thereto included in the Registration Statement and the Prospectus and the assumptions used in preparing such pro forma financial statements are a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

          (s) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and

          (t) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" defined in the Investment Company Act of 1940, as amended (the "Investment Act").

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                                                                              12



          3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase
from the Company, at a purchase price of   % of the principal amount thereof
plus accrued interest from       , 1996 to the First Closing Date (as
hereinafter defined) the respective principal amounts of Firm Securities set forth opposite the names of the Underwriters in Schedule B hereto.

          The Company will deliver the Firm Securities to the Underwriters, against payment of the purchase price in funds available on the same day by wire transfer to the account of the Company at a bank acceptable to CS First Boston or by official Federal Reserve Bank check or checks drawn to the order of the Company at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019 at 10 A.M. (New York time), on July , 1996, or at such other time not later than seven full business days thereafter as CS First Boston and the Company determine, such time being herein referred to as the "First Closing Date". The Company shall reimburse the Underwriters for the additional costs of effecting payment of the purchase price of the Firm Securities in the foregoing manner as compared with the payment in New York Clearing House (next day) funds. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934 (the "Exchange Act"), the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the offering. The Firm Securities so to be delivered shall be in definitive fully registered form, in such denominations and registered in such names as CS First Boston requests and shall be made available for checking and packaging at the office of the Trustee at a reasonable time in advance of the First Closing Date.

          In addition, upon written notice from CS First Boston given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all the Optional Securities at the purchase price per principal amount of Optional Securities to
be paid for the Firm Securities, plus accrued interest from             , 1996
to the related Optional Closing Date (as hereinafter defined). The Company agrees to sell to the Underwriters the principal amount of

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                                                                              13


Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the principal amount of Firm Securities set forth opposite such Underwriter's name bears to the total principal amount of Firm Securities (subject to adjustment by CS First Boston to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CS First Boston to the Company.

          Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be on the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CS First Boston but shall be not later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Underwriters, against payment of the purchase price in funds available on the same day by wire transfer to the account of the Company at a bank acceptable to CS First Boston or by official Federal Reserve Bank check or checks drawn to the order of the Company at the office of Cravath, Swaine & Moore, 825 Eighth Avenue, New York, New York 10019 at 10 A.M. (New York time), on such Optional Closing Date. For purposes of Rule 15c6-1 under the Exchange Act, each Optional Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Optional Securities being purchased on such Optional Closing Date and sold pursuant to the offering. The Company shall reimburse the Underwriters for the additional costs of effecting payment of the purchase price of the Optional Securities in the foregoing manner as compared with the payment in New York Clearing House (next day) funds. The Optional Securities being purchased on each Optional Closing Date shall be in definitive fully registered form, in such denominations and registered in such names as CS First Boston requests (which request shall be delivered at least three days prior to such Optional Closing Date) and shall be made available for checking and packaging at the office of the Trustee at least 24 hours prior to such Optional Closing Date.

          4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

          5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company shall file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

     The Company shall advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company shall file such additional registration statement or, if filed, shall file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or shall make such filing at such later date as shall have been consented to by CS First Boston;

          (b) The Company shall advise CS First Boston promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, each Additional Registration

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                                                                              15


     Statement (if any) or the Prospectus and shall not effect such amendment or supplementation without CS First Boston's consent; and the Company shall also advise CS First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement to a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and shall use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued;

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company shall promptly notify the Underwriters of such event and shall promptly prepare and file with the Commission, at its own expense, an amendment or supplement that shall correct such statement or omission or an amendment that shall effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 of this Agreement;



          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company shall make generally available to its securityholders an earning statement covering a period of at least
     12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the most recent Effective Date of any Additional Registration Statement) which shall satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter;

          (e) The Company shall furnish to the Underwriters copies of each Registration Statement (three of which shall be signed and shall include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CS First Boston reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company shall pay the expenses of printing and distributing to the Underwriters all such documents;

          (f) The Company shall arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CS First Boston designates and shall continue such qualifications in effect so long as required for the distribution;

          (g) For five years hereafter, the Company shall furnish to the Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company shall furnish to the Underwriters (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Underwriters may reasonably request;

          (h) The Company shall pay all expenses incident to the performance of its obligations under this Agreement and shall reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CS First Boston designates and the word processing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters; and

          (i) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company shall not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CS First Boston, except issuances of Underlying Shares pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, or issuances of shares of Common Stock pursuant to the exercise of such options.

          6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective
     Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations, stating that they have performed certain procedures on the unaudited financial information of the Ciba Composites Business (as defined in the Prospectus) for the three months ended March 31, 1996, from which certain unaudited amounts included in the Registration Statements were derived, as CS First Boston may specify and that they are able to report on, including a reading of the latest available interim financial statements of the Ciba Composites Business, inquiries of officials of the Ciba Composites Business who have responsibility for financial and accounting matters and other specified procedures, and stating to the effect that:

               (i) in their opinion the financial statements and schedules of the Company examined by them and incorporated by reference and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of the Company incorporated by reference and included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements of the Company
               incorporated by reference and included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at the date of the latest available balance sheet of the
               Company read by such accountants, or at a subsequent date, there was any change in the capital stock or any increase in short-term debt or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet of the Company read by such accountants, there was any decrease in consolidated (i) total current assets minus total current liabilities or (ii) total shareholders' equity (or deficit), as compared with amounts shown on the latest balance sheet of the Company included in the Prospectus; or

                    (C) for the period from the closing date of the latest
               statements of operations of the Company included in the Prospectus to the closing date of the latest available statements of operations of the Company read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest statements of operations of the Company included in the Prospectus, in consolidated net sales, in consolidated income (or loss) from continuing operations, in the total or per share amounts of consolidated net income (or loss) or in the ratio of earnings to fixed charges, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information incorporated by reference and contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

               (v) on the basis of a reading of the unaudited pro forma financial statements of the Company incorporated by reference and included in the Registration Statements and the Prospectus (the "pro forma financial statements"), carrying out certain specified procedures, reading of minutes, inquiries of certain officials of the Company who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X under the Act or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements or on the pro forma basis described in the notes thereto.


          (b) The Underwriters shall have received a letter, dated the date of the delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the Amendment or post-effective Amendment to the Registration Statement to be filed shortly prior to such Effective
     Time), of Coopers & Lybrand LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations, and stating to the effect that:


               (i) in their opinion the financial statements and schedules of the Ciba Composites Business examined by them and incorporated by reference and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published Rules and Regulations; and

               (ii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information incorporated by reference and contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Ciba Composites Business subject to the internal controls of the Ciba Composites Business's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (c) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Coopers & Lybrand LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations and stating to the effect that:

               (i) in their opinion the financial statements and schedules of the Hercules Composites Business examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of the Hercules Composites Business included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Hercules Composites Business, inquiries of officials of the Hercules Composites Business who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements of the Hercules
               Composites Business included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statements and the Prospectus; or

                    (B) at the date of the latest available balance sheet of the
               Hercules Composites Business read by such accountants, or at a subsequent specified date not more than three days prior to the date of this Agreement, there was any change in the capital stock or any increase in total current liabilities or other liabilities of the Hercules Composites Business or, at the date of the latest available balance sheet of the Hercules Composites Business read by such accountants, there was any decrease in (i) total current assets minus total current liabilities or (ii) division equity (or deficit), as compared with amounts shown on the latest balance sheet of the Hercules Composites Business included in the Prospectus; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Hercules Composites Business subject to the internal controls of the Hercules Composites Business's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of subsections (a), (b) and (c) above, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of an Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and such additional registration statement or statements as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its or their Effective Time, and
     (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

          (d) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of an Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission.

          (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its Subsidiaries that, in the judgment of a majority in interest of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company, including, without limitation, the Offered Securities, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company, including, without limitation, the Offered Securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (f) The Underwriters shall have received an opinion, dated such Closing Date, of Skadden Arps, Slate, Meagher & Flom, counsel for the Company, to the effect that:

               (i) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, one or more Additional Registration Statements (if any) were filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or an Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, (except for the financial statements, the notes thereto and related schedules and other financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement, and the Form T-1, as to which no opinion need be expressed), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act; except that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent set forth in paragraph (iii) below with respect to the description of the Offered Securities and in paragraph
          (iv) below with respect to the description of the Common Stock in the Registration Statement);

               (ii) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;


               (iii) The Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act; the issuance of the Offered Securities has been duly authorized, and when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will be valid and binding obligations of the Company entitled to the benefit of the Indenture and enforceable against the Company in accordance with their respective terms except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor's rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); the Offered Securities conform in all material respects to the description thereof contained in the Prospectus; and assuming due authorization, execution and delivery thereof by the Trustee, on the Closing Date the Indenture will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor's rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);





               (iv) The Offered Securities delivered on such Closing Date are convertible into the Underlying Shares in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding Common Stock conforms in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights under the Certificate of Incorporation or Bylaws with respect to the Offered Securities or the Underlying Shares, or similar rights under any Applicable Contracts (as defined below) except that counsel need express no opinion with regard to Section 3.02 of the Governance Agreement;

               (v) No contracts or agreements filed as an exhibit to the Registration Statement that is governed by New York or Delaware law (the "Applicable Contracts") grants to any person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in a Registration Statement or in any other registration statement filed by the Company under the Act, except as provided in the Registration Rights Agreement dated as of February 29, 1996, between Ciba-Geigy Limited and the Company, the Registration Rights Agreement dated as of February 9, 1995, between Mutual Series Fund Inc. and the Company, the agreement dated April 6, 1995 between John J. Lee, Mutual Series Fund Inc. and the Company and the Registration Rights Agreement for Affiliates dated as of February 9, 1995, among certain Eligible Holders, as defined therein, and the Company;





               (vi) No consent, approval, authorization, or order of, or filing (collectively, "Government Approval") with, any Delaware, New York or federal governmental agency, body or court (a "Governmental Authority") under Applicable Laws (as defined below) is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws;




               (vii) The execution, delivery and performance by the Company of the Indenture and the consummation by the Company of the transactions contemplated by this Agreement, and the issuance and sale of the Offered Securities and compliance by the Company with the terms and provisions thereof, including the issuance and delivery of

          Underlying Shares upon conversion (if any) of the Offered Securities, will not (i) result in a violation of any Applicable Laws or Applicable Orders (as defined below), statute, rule or regulation; provided, however, that such counsel need express no opinion with respect to (x) any state securities or Blue Sky laws or (y) the information contained in, or the accuracy, completeness or correctness of, the Prospectus or the Registration Statement or the compliance thereof as to form with the Act or (z) the Hart-Scott-Rodino
          Antitrust Improvements Act of 1976 with respect to conversion of the Securities, (ii) constitute a breach of or default under the terms of any Applicable Contracts (except that such counsel need not express an opinion as to any covenant, restriction or provisions of any such agreement with respect to financial covenants, ratios or tests or any aspect of the financial condition or results of operations of the Company), or (iii) conflict with any provisions of the restated certificate of incorporation or restated by-laws of the Company and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and to issue and deliver the Underlying Shares upon conversion (if any) of the Offered Securities; "Applicable Laws" means those laws, rules and regulations of the United States, the State of New York and the State of Delaware that, in such counsel's opinion expressed in this paragraph based on such counsel's experience, are normally applicable to transactions of the type provided for in this Agreement, but without having made any special investigation concerning any other requirements of law, and "Applicable Orders" means any order of any United States Federal, New York or Delaware Governmental Authority specifically identified to such counsel by the Company as one to which it is subject;


               (viii) This Agreement has been duly authorized, executed and delivered by the Company;

               (ix) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be regulated or required to be registered as an "investment company" as defined in the Investment Company Act of 1940.

          Such counsel shall also state that such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, and has made no independent check or verification thereof (except to the extent set forth in paragraph (iii) above with respect to the description of the Offered Securities and in paragraph
(iv) above with respect to the description of the Common Stock in the Registration Statement) on the basis of the foregoing, no facts have come to such counsel's attention which have caused such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, not misleading or that the Prospectus, as of its date and as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and the notes related thereto and other financial, statistical and accounting data included in, or excluded from, any Registration Statement or exhibits to the Registration Statement or the Form T-1).

          Such opinion may be limited to the General Corporation Law of the State of Delaware and the laws of the State of New York and the federal laws of the United States.

          (g) The Underwriters shall have received an opinion, dated such Closing Date, of Joseph H. Shaulson, general counsel for the Company, to the effect that:



               (i) The Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;


               (ii) Such counsel does not know of any legal or governmental proceeding required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required;


               (iii) No contracts, agreements or understandings known to such counsel between the Company and any person grants to any person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in a Registration Statement or in any other registration statement filed by the Company under the Act, except as provided in the Registration Rights Agreement dated as of February 29, 1996, between Ciba-Geigy Limited and the Company, the Registration Rights Agreement dated as of February 9, 1995, between Mutual Series Fund Inc. and the Company, the agreement dated April 6, 1995 between John J. Lee, Mutual Series Fund Inc. and the Company and the Registration Rights Agreement for Affiliates dated as of February 9, 1995, among certain Eligible Holders, as defined therein, and the Company; and





                (iv) The execution, delivery and performance by the Company of the Indenture and the consummation by the Company of the transactions contemplated by this Agreement, and the issuance and sale of the Offered Securities and compliance by the Company with the terms and provisions thereof, including the issuance and delivery of Underlying Shares upon conversion (if any) of the Offered Securities, will not constitute a breach of or default under the terms of any agreement or instrument known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties of the Company or any Subsidiary is subject;



          (h) The Underwriters shall have received opinions, dated such Closing Date, of counsel for the Subsidiaries, to the effect that:


               (i) Each Subsidiary of the Company has been duly incorporated and is a validly existing corporation in good standing (where applicable) under the law of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing (where applicable) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to so own or qualify would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole; all the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and except as disclosed in Schedule A hereto, the outstanding capital stock of each Subsidiary is owned by the Company, directly or through Subsidiaries, and is owned free from liens, encumbrances and defects except for those created under the Credit Agreement, as disclosed in the Prospectus.




          (i) The Underwriters shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (j) The Underwriters shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are contemplated by the Commission; one or more Additional Registration Statements (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) were filed pursuant to Rule 462(b), including payment of the applicable filing fees in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (k) The Underwriters shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

          (l) The Underwriters shall have received a letter, dated such Closing Date, of Coopers & Lybrand LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

The Company shall furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

          7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless each Underwriter, its directors and officers and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) such Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstance in which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in such case
(x) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below or (y) with respect to any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchased the Offered Securities, if such losses, claims, damages or liabilities arose out of an untrue statement or omission made in any preliminary prospectus or Prospectus and a copy of the Prospectus (as amended or supplemented, if the Company shall have furnished the Underwriter with such amendments or supplements thereto on a timely basis) was not delivered by or on behalf of such Underwriter if required by the Act to the person asserting such losses, claims, damages or liabilities, at or prior to the written confirmation of the sale of the Securities and the Prospectus (as so amended or supplemented) would have corrected such untrue statement or omission.

          (b) Each Underwriter shall severally and not jointly indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstance in which they were made), in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use therein, and shall reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the stabilization legend on the inside front cover page, the statements appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the eighth through tenth paragraphs under the caption "Underwriting".

          (c) Promptly after receipt by an indemnified party under this Section or Section 10 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above or Section 10, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above or
Section 10. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 10, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to the respective numbers of Firm Shares as forth opposite their names in Schedule B hereto (or such numbers of Firm Shares increased as set forth in Section 8 hereof) and not joint.

          (e) The obligations of the Company under this Section or Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

          8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate principal amount of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CS First Boston may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CS First Boston and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and shall survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 and the obligations of the Company pursuant to Section 10 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(e), the Company shall reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

          10. QUALIFIED INDEPENDENT UNDERWRITER. (a) The Company hereby confirms its engagement of the services of Bear, Stearns & Co. Inc. (the "Independent Underwriter") as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter" within the meaning of Section 2(o) of Schedule E ("Schedule E") of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Offered Securities.

          (b) The Independent Underwriter hereby represents and warrants to, and agrees with, the Company and CS First Boston that with respect to the offering and sale of the Offered Securities as described in the Prospectus:

          (i) the Independent Underwriter constitutes a "qualified independent underwriter" within the meaning of Section 2(o) of Schedule E;

          (ii) the Independent Underwriter has participated in the preparation of the Registration Statements and the Prospectus and has exercised the usual standards of "due diligence" in respect thereto;

          (iii) the Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 11 thereof;

          (iv) based upon, among other factors, the information set forth in the Prospectus and its review of such other documents and the taking of such other actions as the Independent Underwriter, in its sole discretion, has deemed necessary or appropriate for the purposes of delivering its recommendation hereunder, the Independent Underwriter recommends, as of the date of the execution and delivery of this Agreement, that the yield at which the Offered Securities are to be distributed to the public shall not be lower than that set forth on the cover page of the Prospectus, which yield should in no way be considered or relied upon as an indication of the value of the Offered Securities; and

          (v) the Independent Underwriter will furnish to CS First Boston on each Closing Date a letter, dated the date of delivery thereof, in form and substance satisfactory to CS First Boston, to the effect of clauses (i) through (iv) above.

          (c) The Company, the Independent Underwriter and CS First Boston agree to comply in all material respects with all of the requirements of Schedule E applicable to them in connection with the offering and sale of the Offered

Securities. The Company agrees to cooperate with the Underwriters, including the Independent Underwriter, to enable the Underwriters to comply with Schedule E and the Independent Underwriter to perform the services contemplated by this Agreement.

          (d) The Company agrees promptly to reimburse the Independent Underwriter for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with this Agreement and the services to be rendered as Independent Underwriter hereunder.

          (e) The Independent Underwriter hereby consents to the references to it as set forth under the caption "Underwriting" in the Prospectus.

          (f) The Company will indemnify and hold harmless the Independent Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Independent Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the Independent Underwriter's acting (or alleged failing to act) as such "qualified independent underwriter" except where such acts (or alleged failures to act) constitute gross negligence or willful misconduct and will reimburse the Independent Underwriter for any legal or other expenses reasonably incurred by the Independent Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          11. NOTICES. All communications required hereunder to be in writing shall be delivered as follows, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Underwriters, c/o CS First Boston at Park Avenue Plaza, New York, N.Y. 10055, Attention: Investment Banking Department----Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Hexcel Corporation, Two Stamford Plaza, 281 Tresser Blvd., Stamford, CT 06901, Attention: Joseph Shaulson, Esq.; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

          12. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person shall have any right or obligation hereunder.

          13. REPRESENTATION OF UNDERWRITERS. CS First Boston will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by CS First Boston in such capacity shall be binding upon all the Underwriters.

          14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it shall become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                             Very truly yours,



                                             HEXCEL CORPORATION


                                             By
                                               --------------------------
                                                  John J. Lee
                                                  Chairman and Chief
                                                  Executive Officer

               The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


               CS FIRST BOSTON CORPORATION


               By:
                  ------------------------------------
                    Joseph D. Carrabino
                    Director



               BEAR, STEARNS & CO. INC.


               By:
                  ------------------------------------
                    Randall E. Paulson
                    Associate Director

                                   SCHEDULE A

                                  Subsidiaries
                                  ------------

                                   SCHEDULE B


                                                   Principal Amount of
    Underwriter                                      Firm Securities
    -----------                                    -------------------

    CS First Boston Corporation . . . . . . . . .  $

    Bear, Stearns & Co. Inc.. . . . . . . . . . .

                                                   -------------------
          Total . . . . . . . . . . . . . . . . .  $ 100,000,000
                                                   -------------------